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                                                                   EXHIBIT 10.15

                             AMENDMENT NUMBER ELEVEN
                                     to the
                      Amended and Restated Letter Agreement
                           dated as of October 1, 2004
                                  by and among
                        NEW CENTURY MORTGAGE CORPORATION
                             NC CAPITAL CORPORATION
                         NEW CENTURY CREDIT CORPORATION
                                       and
                      CITIGROUP GLOBAL MARKETS REALTY CORP.

          This AMENDMENT NUMBER ELEVEN (this "Amendment Number Eleven") is made this 28th day of April, 2006, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NC Mortgage"), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NC Capital"), NEW CENTURY CREDIT CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NC Credit") and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 ("Citigroup") to the Amended and Restated Letter Agreement, dated as of October 1, 2004, among NC Mortgage, NC Capital, NC Credit and Citigroup, as amended (the "Letter Agreement").

                                    RECITALS

          WHEREAS, NC Mortgage, NC Capital and NC Credit have requested that Citigroup agree to extend the termination date and modify the Letter Agreement as more expressly set forth below and Citigroup has agreed to such request.

          WHEREAS, as of the date of this Amendment Number Eleven, each of NC Mortgage, NC Capital and NC Credit represents to Citigroup that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Letter Agreement and the Amended and Restated Purchase and Sale Agreement, dated as of October 1, 2004, among NC Capital, NC Credit and Citigroup (the "Purchase and Sale Agreement") and is not in default under the Letter Agreement or the Purchase and Sale Agreement.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1. Effective as of April 30, 2006, the Letter Agreement is hereby amended as follows:

          (a) The first paragraph of Section 1(a) of the Letter Agreement is hereby amended by deleting the words "April 30, 2006" on the second and third lines thereof and replacing each with "June 15, 2006";

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          (b) Section 2 of the Letter Agreement is hereby amended by inserting the following new subpart at the end thereof:

               (j) NINA Loans. A "NINA Loan" is defined as any Mortgage Loan with respect to which the income and/or assets of the Mortgagor have not been fully verified prior to origination by the originator. NINA Loans shall be subject to the following qualifications with respect to the Financing Line:

                    (i) the maximum Financing Line with respect to NINA Loans
               shall equal 5% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time.

          (c) The first paragraph of Section 4(c) of the Letter Agreement is hereby amended by deleting the words "April 30, 2006" on the second and third lines thereof and replacing each with "June 15, 2006".

          SECTION 2. Fees and Expenses. NC Capital agrees to pay to Citigroup all fees and out of pocket expenses incurred by Citigroup in connection with this Amendment Number Eleven (including all reasonable fees and out of pocket costs and expenses of Citigroup's legal counsel incurred in connection with this Amendment Number Eleven), in accordance with Section 5(i) of the Letter Agreement.

          SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Letter Agreement.

          SECTION 4. Representations. In order to induce Citigroup to execute and deliver this Amendment Number Eleven, NC Capital, NC Mortgage and NC Credit hereby represent to Citigroup that as of the date hereof, after giving effect to this Amendment Number Eleven, each of NC Capital, NC Mortgage and NC Credit is in full compliance with all of the terms and conditions of the Letter Agreement and the Purchase and Sale Agreement and no Termination Event or material adverse change has occurred under the Letter Agreement and no Seller default or Seller Event of Default has occurred under the Purchase and Sale Agreement.

          SECTION 5. Limited Effect. This Amendment Number Eleven shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Eleven, the Letter Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eleven need not be made in the Letter Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter Agreement, any reference in any of such items to the Letter Agreement being sufficient to refer to the Letter Agreement as amended hereby.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT NUMBER ELEVEN SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS


                                      -2-

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WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          SECTION 7. Counterparts. This Amendment Number Eleven may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


                                      -3-

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          IN WITNESS WHEREOF, NC Capital, NC Mortgage, NC Credit and Citigroup
have caused this Amendment Number Eleven to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        CITIGROUP GLOBAL MARKETS REALTY CORP.


                                        By: /s/ Bobbie Theivakumaran
                                            ------------------------------------
                                        Name: Bobbie Theivakumaran
                                        Title: Authorized Agent


                                        NC CAPITAL CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President


                                        NEW CENTURY MORTGAGE CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        NEW CENTURY CREDIT CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title:  President